Principal Funds, Inc.

Supplement dated December 16, 2016
to the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016 and November 22, 2016
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second-to-last sentence of the first paragraph, and replace with the following:
The Board is currently composed of ten members, eight of whom are Independent Directors.
Under Independent Directors, delete all references to Daniel Pavelich.
In the table under Management Information, delete the row for Daniel Pavelich.
In the table under Independent Directors (not Considered to be “Interested Persons”), delete the column for Pavelich.
In the table under Compensation, delete the row for Daniel Pavelich.
Delete the row for Layne A. Rasmussen from the table in the Officers of the Fund section, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Layne A. Rasmussen Des Moines, IA 50392 1958	Vice President (since 2005)	Vice President/Controller, PMC
Add the following information to the table in the Officers of the Fund section:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Sara L. Reece Des Moines, IA 50392 1975	Vice President, Controller (since 2016)	Financial Controller, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

INVESTMENT ADVISORY AND OTHER SERVICES

Under Investment Advisors, delete information for Analytic Investors, LLC, and replace with the following:

Sub-Advisor:
Analytic Investors, LLC (“Analytic Investors”), is wholly-owned by Wells Capital Management, Inc. Wells Capital Management is a subsidiary of Wells Fargo Bank, which is directly and wholly owned by Wells Fargo & Company.

Fund(s):	a portion of the assets of Global Diversified Income

PURCHASE AND REDEMPTION OF SHARES
Insert the following new sub-section at the end of the Purchase of Shares section:
Class R-1 and Class R-2 Shares
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. However, if a retirement plan currently offers Class R-1 or Class R-2, such plans will be allowed to continue to invest in these share classes through: Funds they currently offer in their plans or Funds they add to their plans.

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: BlackRock Financial Management, Inc. section, delete references to Gargi Chaudhuri, and add the following information to the Other Accounts Managed and Ownership of Securities tables in alphabetical order (information for this portfolio manager is as of September 30, 2016.)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Chris Allen: Inflation Protection Fund
Registered investment companies	12	$5.7 billion	0	$0
Other pooled investment vehicles	5	$12.2 billion	0	$0
Other accounts	36	$22.3 billion	1	$568 million
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Chris Allen	Inflation Protection	None

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